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                                                                  EXHIBIT 10(H)


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                                                                       No. 2539
                       MASTER AGREEMENT TO LEASE EQUIPMENT

THIS MASTER AGREEMENT TO LEASE EQUIPMENT (this "AGREEMENT") is entered into as of NOVEMBER 1, 1999 by and between CISCO SYSTEMS CAPITAL CORPORATION ("LESSOR"), having its principal place of business at 170 West Tasman Drive, Mailstop SJC2, 3rd Floor, San Jose, California 95134 and GREENLAND CORPORATION, a _____________ Corporation ("LESSEE"), having its principal place of business at 1935 Avenida Del Oro, Suite D, Oceanside, CA 92056.

                                  I. THE LEASE

         1.1 LEASE OF EQUIPMENT. In accordance with the terms and conditions of this Agreement, Lessor shall lease to Lessee, and Lessee shall lease from Lessor, the personal property described in the lease schedule(s) (each, a "SCHEDULE") to be entered into from time to time into which this Agreement is incorporated (each Schedule, together with this Agreement, a "LEASE"), together with all substitutions, replacements, repairs, parts and attachments, improvements and accessions thereto (the "EQUIPMENT"). Capitalized terms not otherwise defined in this Agreement have the meanings specified in the applicable Schedule. Each Lease shall constitute a separate, distinct, and independent lease and contractual obligation of Lessee. Except as expressly set forth in any Lease, Lessor shall at all times retain the full legal title to the Equipment, it being expressly agreed by both parties that each Lease is an agreement of lease only.

         1.2 TERM OF LEASE. The Original Term of each Lease shall begin on the Commencement Date as specified in the applicable Schedule and, subject to Sections 3.5 and 4.2, shall terminate on the date specified in the applicable Schedule. If so provided in the applicable Schedule, the Original Term for any Lease may be succeeded by one or more Extended Terms. Subject to Sections 3.5 and 4.2 and any express provisions of the Schedule, no Lease may be terminated by Lessor or Lessee, for any reason whatsoever, prior to the end of the Original Term or any pending Extended Term.

         1.3 RENTAL PAYMENTS. Lessee shall pay Lessor Rent for the Equipment in the amounts and at the times specified in the applicable Schedule. All Rent and other amounts payable by Lessee to Lessor hereunder shall be paid to Lessor at the address specified above, or at such other place as Lessor may designate in writing to Lessee from time to time.

         1.4 RETURN OF EQUIPMENT. Upon expiration of the Lease Term, Lessee shall immediately return the Equipment to Lessor in the condition and at the place provided in Section 3.3.

                                       1.
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         II. DISCLAIMERS AND WARRANTIES; INTELLECTUAL PROPERTY

         2.1 DISCLAIMERS; WARRANTIES. Lessee represents and acknowledges that the Equipment is of a size, design, capacity and manufacture selected by it, and that it is satisfied that the Equipment is suitable for its purposes. LESSEE LEASES THE EQUIPMENT AS IS, AND, NOT BEING THE MANUFACTURER OF THE EQUIPMENT, THE MANUFACTURER'S AGENT OR THE SELLER'S AGENT, LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN OR CONDITION OF THE EQUIPMENT. LESSOR SHALL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGE RESULTING FROM THE INSTALLATION, OPERATION OR OTHER USE, OR DEINSTALLATION OF THE EQUIPMENT, INCLUDING ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSS. Lessee shall look solely to the manufacturer or the supplier of the Equipment for correction of any problems that may arise with respect thereto, and all transferable manufacturer and supplier warranty rights are, to the extent such rights have been transferred to Lessor, hereby assigned without representation or warranty by Lessor to Lessee for the Lease Term, which warranties Lessee is authorized to enforce if and when there exists no Event of Default. Any such enforcement shall be at Lessee's sole cost and expense.

         2.2 INTELLECTUAL PROPERTY. Lessee acknowledges that neither this Agreement nor any Lease conveys any explicit or implicit license for the use of software or other intellectual property of Cisco Systems, Inc. or its affiliates relating to the Equipment and that such license rights, to the extent they exist, are contained in separate documentation entered into between Lessee and Cisco Systems, Inc. or other persons. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS WHATSOEVER WITH RESPECT TO THE INTELLECTUAL PROPERTY RIGHTS, INCLUDING ANY PATENT, COPYRIGHT AND TRADEMARK RIGHTS, OF ANY THIRD PARTY WITH RESPECT TO THE EQUIPMENT, WHETHER RELATING TO INFRINGEMENT OR OTHERWISE. Lessor shall, when reasonably requested in writing by Lessee, provided there exists no Event of Default and an indemnity satisfactory to Lessor is delivered by Lessee, and at Lessee's cost and expense, enforce rights of indemnification, if any, for patent, copyright or other intellectual property infringement obtained from the manufacturer under any agreement for purchase of the Equipment. If notified promptly in writing of any action brought against Lessee based on a claim that the Equipment infringes a United States patent, copyright or other intellectual property right, Lessor shall promptly notify the manufacturer thereof for purposes of exercising, for the benefit of Lessee, Lessor's rights with respect to such claim under any such agreement.

                             III. LESSEE OBLIGATIONS

         3.1 NET LEASE; PAYMENTS UNCONDITIONAL. EACH LEASE IS A NET LEASE, AND ALL COSTS, EXPENSES AND LIABILITIES RELATING TO THE EQUIPMENT, INCLUDING IN RESPECT OF TAXES, INSURANCE AND MAINTENANCE, SHALL BE BORNE SOLELY BY LESSEE. LESSEE'S OBLIGATION TO PAY ALL RENT AND OTHER SUMS THEREUNDER, AND THE RIGHTS OF LESSOR IN AND TO SUCH PAYMENTS, SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY ABATEMENT, REDUCTION, SETOFF, DEFENSE,

                                       2.
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COUNTERCLAIM, INTERRUPTION, DEFERMENT OR RECOUPMENT, FOR ANY REASON WHATSOEVER.

         3.2 USE OF EQUIPMENT. Lessee shall use the Equipment solely in the conduct of its business, in a manner and for the use contemplated by the manufacturer thereof, and in compliance with all laws, rules and regulations of every governmental authority having jurisdiction over the Equipment or Lessee and with the provisions of all policies of insurance carried by Lessee pursuant to Section 3.6.

         3.3 DELIVERY; INSTALLATION; RETURN; MAINTENANCE AND REPAIR; INSPECTION. Lessee shall be solely responsible, at its own expense, for (a) the delivery of the Equipment to Lessee, (b) the packing, rigging and delivery of the Equipment back to Lessor, upon expiration or termination of the Lease Term, in good repair, condition and working order, ordinary wear and tear excepted, at the location(s) within the continental United States specified by Lessor, and (c) the installation, de-installation, maintenance and repair of the Equipment. During the Lease Term, Lessee shall ensure that the Equipment is covered by a maintenance agreement, to the extent available, with the manufacturer of the Equipment or other party reasonably acceptable to Lessor. Lessee shall, at its expense, keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, and at the expiration or termination of the Lease Term with respect to any of the Equipment, have such Equipment inspected and certified acceptable for maintenance service by the manufacturer. If any of the Equipment, upon its return to Lessor, is not in good repair, condition and working order, ordinary wear and tear excepted, and so inspected and certified, Lessee shall be obligated to pay Lessor for the out-of-pocket expenses Lessor incurs in bringing such Equipment up to such status, but not in excess of the Casualty Value for such Equipment, promptly after its receipt of an invoice for such expenses. Lessor shall be entitled to inspect the Equipment at reasonable times.

         3.4 TAXES. Lessee shall pay, and hereby indemnifies Lessor on a net, after-tax basis. against, and shall hold it harmless from, all license fees, assessments, and sales, use, property, excise and other taxes and charges, other than those measured by Lessor's net income. now and hereafter imposed by any governmental body or agency upon or with respect to any of the Equipment, or the possession, ownership, use or operation thereof, or any Lease, or the consummation of the transactions contemplated by any Lease. Notwithstanding the foregoing, to the extent required of it by applicable law and in reliance upon Lessee's disclosure of the location of such Equipment, Lessor shall file personal property tax returns, and shall pay personal property taxes payable with respect to the Equipment. Lessee shall pay to Lessor the amount of all such personal property taxes within 15 days of its receipt of an invoice for such taxes. For any Lease that is specified as an FMV Lease in the applicable Schedule, Lessee acknowledges that it is the intent of Lessor, and a material inducement to Lessor to enter into such Lease, to obtain all state and Federal income tax benefits of ownership with respect to the Equipment under such Lease, including entitlement to annual accelerated cost recovery deductions.

         3.5 LOSS OF EQUIPMENT. Lessee assumes the risk that, and shall promptly notify Lessor in writing if, any item of Equipment becomes lost, stolen, damaged, destroyed or otherwise unfit or unavailable for use from any cause whatsoever (an "EVENT OF LOSS") after it has been delivered to a common carrier for shipment to Lessee. Unless the item is damaged and is reparable within a reasonable period of time in the judgment of Lessor (in which event Lessee


                                       3.
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shall promptly cause such item to be repaired and restored to the condition and value it had prior to such Event of Loss, at its own cost and expense), Lessee shall pay to Lessor on the Rent payment date following Lessor's receipt of such notice (or, if none, 30 days after such Event of Loss), an amount equal to the Rent payment or payments due and payable with respect to such Equipment on or prior to such date, plus a sum equal to the Casualty Value of such Equipment as of such date. Upon making such payment, the Rent for such Equipment shall cease to accrue, the term of the Lease as to such Equipment shall terminate and (except in the case of loss, unrecovered theft or complete destruction) Lessor shall be entitled to recover possession of such Equipment in accordance with the provisions of Section 3.3 above. If Lessor has received the foregoing amount, Lessee shall be entitled to the proceeds of any recovery in respect of such Equipment from insurance or otherwise, provided that if the Equipment is subject to an FMV Lease, Lessee shall be entitled to receive such proceeds only up to the Casualty Value therefor, any excess amount to be paid to Lessor.

         3.6 INSURANCE. Lessee shall obtain and maintain for the Lease Term at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment as a result of fire, explosion, theft, vandalism and such other risks of loss as are normally maintained on equipment of the type leased hereunder by companies carrying on the business in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor. Each insurance policy shall name Lessee as insured and Lessor and its assignees as additional insureds and loss payees thereof as their interest may appear, and shall provide that it may not be cancelled or altered without at least 30 days' prior written notice thereof being given to Lessor (or 10 days', in the event of non-payment of premium).

         3.7 INDEMNITY. Except with respect to the gross negligence or willful misconduct of Lessor, Lessee hereby indemnifies, protects, defends and holds harmless Lessor from and against any and all claims, liabilities (including negligence, tort and strict liability), demands, actions, suits, and proceedings, losses, costs, expenses and damages, including reasonable attorneys' fees and costs (collectively, "CLAIMS"), arising out of, connected with, or resulting from any Lease or any of the Equipment, or any ancillary or related software or other intangibles, whether arising before, during or after the lease term (but not Claims relating to events occurring after Lessee has returned the Equipment to Lessor in accordance with Section 3.3), including Claim relating to the manufacture, selection, purchase, delivery, possession, condition, use, operation, return or other disposition of the Equipment. Each of the parties shall give the other prompt written notice of any Claim of which it becomes aware.

         3.8 PROHIBITIONS RELATED TO LEASE AND EQUIPMENT. Without the prior written consent of Lessor, which consent as it pertains to clauses (b) and
(d) below shall not be unreasonably withheld, lessee shall not: (a) assign, transfer, or otherwise dispose of any Equipment, the Lease or any rights or obligations thereunder; (b) sublease any of the Equipment or permit the Equipment to be controlled by any other person; (c) create or incur, or permit to exist, any security interest, lien or encumbrance with respect to any of the Equipment; (d) cause or permit any of the Equipment to be moved from the location specified in the applicable Schedule; or (e) cause or permit any of the Equipment to be moved outside the United States.

         3.9 IDENTIFICATION. Lessee shall place and maintain permanent markings provided by Lessor on the Equipment evidencing ownership, security and other interests therein, as specified from time to time by Lessor.


                                       4.
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         3.10 ALTERATIONS AND MODIFICATIONS. Lessee shall not make any additions, attachments, alterations or improvements to the Equipment without the prior written consent of Lessor, not to be unreasonably withheld. Any addition, attachment, alteration or improvement to any item of Equipment shall belong to and become the property of Lessor unless, at the request of Lessor, it is removed prior to the return of such item of Equipment by Lessee. Lessee shall be responsible for all costs relating to such removal and shall restore such item of Equipment to the condition and value otherwise required hereunder.

         3.11 PERSONAL PROPERTY. Lessee acknowledges and represents that the Equipment shall be and remain personal property, notwithstanding the manner by which it may be attached or affixed to realty, and Lessee shall do all acts and enter into all agreements necessary to ensure that the Equipment remains personal property. If requested by Lessor with respect to any item of Equipment, Lessee shall obtain and deliver to Lessor equipment access agreements, satisfactory to Lessor, from all persons claiming any interest in the real property on which such item of Equipment is installed or located.

         3.12 FINANCIAL STATEMENTS. Lessee shall promptly furnish to Lessor such financial or other statements regarding the condition and operations of Lessee and any guarantor of any Lease, and information regarding the Equipment, as Lessor may from to time reasonably request.

         3.13 LESSEE REPRESENTATIONS. Lessee hereby represents that, with respect to this Agreement, and each Schedule, certificate evidencing acceptance of equipment, assignment of purchase order, insurance letter, proposal letter, UCC financing statement, or other document now or hereafter executed by Lessee in connection with any Lease (collectively, "LEASE DOCUMENTS"): (a) the execution, delivery and performance thereof by Lessee or its attorney-in-fact have been duly authorized by all necessary corporate, partnership or company action; (b) the person executing such documents is duly authorized to do so; and (c) such documents constitute legal, valid and binding obligations of Lessee, enforceable in accordance with their terms.

                            IV. DEFAULT AND REMEDIES

         4.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" hereunder and under each Lease: (a) Lessee fails to pay any Rent or other amount due under any Lease within five days after it becomes due and payable; (b) any representation or warranty of Lessee made in any Lease Document proves to have been false or misleading in any material respect as of the date when it was made; (c) Lessee fails to maintain insurance as required herein or breaches any of clauses (a), (b) or (e) of Section 3.8;
(d) Lessee fails to perform any other covenant, condition or agreement made by it under any Lease, and such failure continues for 20 days; (e) bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings are instituted by or against Lessee, any guarantor of any Lease or any partner of a partnership Lessee or guarantor, or all or any part of such person's property, under the Federal Bankruptcy Code or other law of the United States or of any other competent jurisdiction, and, if such proceeding is brought against such person, it consents thereto or fails to cause the same to be discharged within 45 days after it is filed; (f) Lessee materially defaults under any agreement with respect to the purchase or installation of any of the Equipment; or (g) Lessee or any guarantor of any Lease, or any of their respective


                                       5.

subsidiaries or other affiliates, defaults under any other instrument or agreement with Lessor or Cisco Systems, Inc.

    4.2 REMEDIES. If an Event of Default exists, Lessor may exercise any one or more of the following remedies, in addition to those arising under applicable law: (a) proceed, by appropriate court action, to enforce performance by Lessee of the applicable covenants of any or all of the Leases; (b) terminate any or all Leases by notice to Lessee and take possession of any or all of the Equipment and, for such purpose, enter upon any premises where the Equipment is located with or without notice or process of law and free from all claims by Lessee or any other person, or require Lessee to assemble the Equipment and deliver it to Lessor in accordance with Section 3.3; (c) recover any and all direct, incidental and consequential damages, including all accrued and unpaid Rent and other amounts owing under any Lease, and (i) for any Lease that is an FMV Lease, the Equipment for which has not been returned to Lessor in the condition required hereunder, an amount equal to the Casualty Value thereof, or
(ii) for any Lease that is an FMV Lease, the Equipment for which has been so returned to Lessor, such amounts as are provided for the lessee breach of a personal property lease under the Uniform Commercial Code of the jurisdiction specified in Section 5.11 (the "CODE"), using the Discount Rate to calculate present values for such purpose; or (iii) for any Lease that is not an FMV Lease, an amount equal to the present value, discounted at the Discount Rate, of the sum of all Rent and other payments remaining to be paid under such Lease through the Lease Term plus the applicable purchase option amount specified in Paragraph 7 of the Schedule; and (d) sell or re-lease any or all of the Equipment, through public or private sale or lease transactions, and apply the proceeds thereof to Lessee's obligations under such Leases or otherwise seek recovery in accordance with applicable provisions of the Code. Lessee shall remain liable for any resulting deficiency and Lessor may retain any surplus it may realize in connection with an FMV Lease. The "DISCOUNT RATE" shall be the rate for U.S. Treasury obligations having a constant maturity of three months, as specified in the Federal Reserve Statistical Release H.15 (or replacement publication) issued most recently prior to the date of termination of the Lease. Lessee shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and selling or leasing such Equipment and enforcing any obligations of Lessee pursuant to any Lease.

                                V. MISCELLANEOUS

    5.1 PERFORMANCE OF LESSEE'S OBLIGATIONS. Upon Lessee's failure to pay any amount or perform any obligation under any Lease when due, Lessor shall have the right, but shall not be obligated, to pay such sum or perform such obligation, whereupon such sum or cost of such performance shall immediately become due and payable thereunder, with interest thereon at the Default Rate from the date such payment or performance was made.

    5.2 RIGHT TO USE. So long as no Event of Default exists, neither Lessor nor its assignee shall interfere with Lessee's right to use the Equipment under any Lease.

    5.3 ASSIGNMENT BY LESSOR. Lessor may assign or transfer any or all of Lessor's interest in this Agreement, any Lease, any Equipment or Rents, without notice to Lessee. Any assignee of Lessor shall have all of the rights, but none of the obligations (unless otherwise provided in the applicable assignment), of a "Lessor" under this Agreement and the applicable Lease, and Lessee agrees that it will not assert against any assignee any defense, counterclaim or


                                       6.

offset that Lessee may have against Lessor or any preceding assignee, and that upon notice of such assignment or transfer, it will pay all Rent and other sums due under this Agreement and the applicable Lease to such assignee or transferee. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Agreement or any Lease, nor materially increase the burdens or risks imposed on Lessee.

    5.4 FURTHER ASSURANCES. Upon the request of Lessor from time to time, Lessee shall execute and deliver such further documents and do such further acts as Lessor may reasonably request in order fully to effect the purposes of this Agreement or any Lease. Lessee hereby appoints Lessor its attorney in fact, coupled with an interest, authorized, without any obligation to do so, (a) to sign on Lessee's behalf and file, record and register financing statements, and amendments and continuations thereof, and any other documents relating to liens, security interests or property rights of Lessor, Lessee or any third person with respect to any Equipment and ancillary property, in accordance with any Uniform Commercial Code or other code or statute, and (b) to enforce, in its own name or in the name of Lessee, claims relating to any Equipment against insurers, manufacturers or other persons, and to make, adjust, settle, compromise and receive payments as to such claims.

    5.5 RIGHTS AND REMEDIES. Each right and remedy granted to Lessor under any Lease shall be cumulative and in addition to any other right or remedy existing in equity, at law, by virtue of statue or otherwise, and may be exercised by Lessor from time to time concurrently or independently and as often and in such order as Lessor may elect. Any failure or delay on the part of Lessor in exercising any such right or remedy shall not operate as a waiver thereof.

    5.6 NOTICES. Any notice, request, demand, consent, approval or other communication provided for or permitted in relation to any Lease shall be in writing and shall be conclusively deemed to have been received by a party hereto on the day it is delivered to such party at its address, or received by the party at such facsimile number, as is set forth in such Lease (or at such other addresses or fax numbers such party shall specify to the other party in writing), or if sent by registered or certified mail, return receipt requested, on the fifth day after the day on which it is mailed, postage prepaid, addressed to such party.

    5.7 SECTION HEADINGS; INTERPRETATION. Section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of any Lease Document. In interpreting the provisions of any Lease Document, (a) the term "including" is not limiting, (b) references to "person" include individuals, corporations and other legal persons and entities; (c) the singular of defined terms includes the plural and vice-versa; and (d) section and paragraph references are to the document in which such reference appears, unless the context otherwise requires.

    5.8 ENTIRE LEASE. This Agreement, together with the other Lease Documents, constitute the entire agreement between Lessor and Lessee with respect to the lease of the Equipment. No waiver or amendment of, or any consent with respect to, any provision of any Lease Document shall bind either party unless set forth in a writing, specifying such waiver, consent, or amendment, signed by both parties. TO THE EXTENT PERMITTED BY APPLICABLE LAW AND NOT OTHERWISE SPECIFICALLY GRANTED TO LESSEE IN ANY LEASE DOCUMENT, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS OR REMEDIES CONFERRED UPON A LESSEE UNDER THE CODE OR


                                       7.

    5.15 APPENDIX. Any lease Appendix executed by Lessor and Lessee making reference to this Agreement is a part of and incorporated into this Agreement by this reference.

LESSEE, BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE, ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. EACH PERSON SIGNING BELOW ON BEHALF OF LESSEE REPRESENTS THAT HE OR SHE IS AUTHORIZED TO EXECUTE AND DELIVER THIS AGREEMENT ON BEHALF OF LESSEE.

LESSOR:                                  LESSEE:

CISCO SYSTEMS CAPITAL                    GREENLAND CORPORATION
CORPORATION

By:________________________________      By:________________________________
       (Authorized Signature)                    (Authorized Signature)


___________________________________      ___________________________________
          (Name/Title)                               (Name/Title)


                                         By:________________________________
                                                 (Authorized Signature)


                                         ___________________________________
                                                     (Name/Title)


                                       9.
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[LOGO]

                              SCHEDULE NO. 001-000

                            MASTER AGREEMENT NO. 2539

THIS SCHEDULE NO. 001-000 (this "SCHEDULE") dated as of November 3, 1999, by and between CISCO SYSTEMS CAPITAL CORPORATION ("LESSOR"), having its principal place of business at 170 West Tasman Drive, Mailstop SJC2, 3rd Floor, San Jose, California 95134, fax number 408.525.5352, and GREENLAND CORPORATION ("LESSEE") having its principal place of business at 1935 Avenida Del Oro, Suite D, Oceanside, CA 92056, supplements that certain Master Agreement to Lease Equipment No. 2539 dated as of November 1, 1999 (the "AGREEMENT," and together with this Schedule, the "LEASE") between Lessor and Lessee, incorporated herein by this reference. Capitalized terms not otherwise defined herein have the meanings specified in the Agreement.

1. EQUIPMENT DESCRIPTION. Quantity, manufacturer, model and serial number of the Equipment subject to this Schedule are as specified in the Invoice(s) referenced at Annex B hereto (collectively, the "INVOICE"). Unless otherwise specified in the applicable Invoice, the Equipment is new.

2. EQUIPMENT LOCATION. The Equipment shall at all times be installed or located at the location specified in Annex B or such other location as is permitted under the Agreement.

3.  EQUIPMENT COST. The "EQUIPMENT COST" for any item of Equipment is the sum of
    (a) the equipment purchase price specified in the Invoice, plus (b) all taxes, shipping, insurance, installation, cabling, maintenance, software and related expenses to the extent paid or financed by Lessor in its discretion (collectively, "SOFT COSTS") and as may be reflected in Annex B hereto. The aggregate Equipment Cost for all Equipment under this Schedule is $39,120.00

4. RENTAL PAYMENT AMOUNT. Based on the aggregate Equipment Cost above and the lease payment factor(s) set forth below, the monthly rental payment in respect of the Equipment is $1,916.28 ("RENT"):


               Equipment Rental Factor:                           3.95%
               Software Finance Factor:                           4.60%
               Maintenance Finance Factor:                        8.75%
               Integration Services Finance Factor:                 N/A

5. LEASE TERM. The "LEASE TERM" of this Lease shall begin on the Commencement Date and shall consist of an "ORIGINAL TERM" equal to 24 months and, if this is an FMV Lease (as defined in Paragraph 8), the Original Term shall automatically be extended on a month-to-month basis (each, an "EXTENDED TERM") unless either party notifies the other not later than 30 days prior to the end of the Lease Term or any extension thereof of its election not to extend such lease term or extended term. If this is not an FMV Lease, the Lease Term shall end at the end of the Original Term. The "COMMENCEMENT DATE" of this Lease shall be the earlier to occur of (i) the execution date specified in the certificate of acceptance, if any, delivered by Lessee ("CERTIFICATE OF ACCEPTANCE") relating to the Equipment or if the Equipment is delivered in multiple shipments, relating to the last item of Equipment delivered to Lessee. Notwithstanding any provision to the contrary contained in any Lease Document, Lessee shall be deemed to have irrevocably accepted, for purposes of the Lease, the Equipment on the Commencement Date. Lessee agrees to complete, sign and return to Lessor any Certificate of Acceptance sent to Lessee, promptly upon Lessee's receipt and acceptance of the relevant Equipment.


                                       1.

6. RENT PAYMENTS. Rent for the Original Term shall be payable in 24 consecutive, equal monthly payments, on the first day of each such period, commencing with the first day of the calendar month immediately following the Commencement Date (unless the Commencement Date is the first day of the month and rent is payable in advance, in which case the first Rent payment shall be due on such date). Lessor agrees that no Rent shall be payable for any period prior to the Commencement Date or for the period from the Commencement Date (provided such date is not the first day of the month) until, but not including, the first day of the calendar month immediately following the Commencement Date. Unless otherwise agreed in writing by the Lessor at such time, the Rent for any Extended Term shall be payable monthly, in advance, and shall be in a daily-equivalent amount equal to that of the original Rent, adjusted, as applicable, for Soft Costs.

7. END OF TERM PURCHASE OPTION PRICE. Lessee may or shall, as the case may be, purchase the Equipment in accordance with the terms of Paragraph 8 for the following amount (as checked and completed by Lessor):

      / / (a)    $ 1.00

      /X/ (b)   Fair Market Value (as defined in Paragraph 8)

8.  END OF TERM PURCHASE OPTION.

    (a) If option (b) is selected at Paragraph 7, this Lease shall be deemed an "FMV LEASE" and Lessee shall have an end of term purchase option as follows. (If no option is selected at Paragraph 7, option (b) shall be deemed to apply.) Provided this Lease has not been terminated earlier and there exists no Event of Default or event which with notice, lapse of time or both, would be an Event of Default, not earlier than 90 days and not later than 30 days before the end of the Original Term, Lessee may deliver to Lessor an irrevocable notice electing to purchase all (but not less than all) of the Equipment at the end of the Original Term for amount equal to the amount specified in the provision selected (or deemed selected) in Paragraph 7, which amount Lessee shall pay to Lessor on the last day of the Original Term. If no such notice is delivered by Lessee to Lessor within such period, Lessee shall be deemed to have waived any right to purchase such Equipment.

    (b) If option (a) of Paragraph 7 is selected, Lessee shall pay Lessor the amount specified in such option on the last day of the Original Term.

    (c) Upon full payment to it of the amount specified in clause (a) or (b) of this Paragraph 8, Lessor shall transfer its right, title and interest in and to such Equipment to Lessee without recourse or warranty, except that Lessor shall warrant that such Equipment is free and clear of any lien or encumbrance arising by or through Lessor.

    (d) "FAIR MARKET VALUE" shall mean the value which would obtain in an arm's-length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy, and an informed and willing seller under no compulsion to sell and, in such determination, costs of removal from the location of current use shall not be a deduction from such value. Fair Market Value shall be determined by the mutual agreement of Lessor and Lessee in accordance with the preceding sentence or, if Lessee and Lessor cannot agree within 20 days after Lessee's notice of election to purchase under clause
    (a) of this Paragraph 8, by a qualified independent equipment appraiser selected by Lessor, at Lessee's cost.

9. CASUALTY VALUE. The Casualty Value of the Equipment shall be determined in accordance with Annex A hereto.

10. TECHNOLOGY REFRESH. Upon no less than 90 days' advance written notice to Lessor and provided the Lease is not in default, subject to Lessor's credit approval at that time, Lessee may as of any scheduled Rent payment date, return any or all of the Cisco Systems - manufactured Equipment under this Schedule to Lessor and be excused from the final scheduled Rent payments related to such Equipment, provided Lessee (a) pays the


                                       2.

                                     ANNEX B

                                       TO

                              SCHEDULE NO. 001-000

                                       TO

                            MASTER AGREEMENT NO. 2539

                      EQUIPMENT INVOICES, COST AND LOCATION

As set forth below:

                See attached for equipment invoices and location.

subsidiaries or other affiliates, defaults under any other instrument or agreement with Lessor or Cisco Systems, Inc.

    4.2 REMEDIES. If an Event of Default exists, Lessor may exercise any one or more of the following remedies, in addition to those arising under applicable law: (a) proceed, by appropriate court action, to enforce performance by Lessee of the applicable covenants of any or all of the Leases; (b) terminate any or all Leases by notice to Lessee and take possession of any or all of the Equipment and, for such purpose, enter upon any premises where the Equipment is located with or without notice or process of law and free from all claims by Lessee or any other person, or require Lessee to assemble the Equipment and deliver it to Lessor in accordance with Section 3.3; (c) recover any and all direct, incidental and consequential damages, including all accrued and unpaid Rent and other amounts owing under any Lease, and (i) for any Lease that is an FMV Lease, the Equipment for which has not been returned to Lessor in the condition required hereunder, an amount equal to the Casualty Value thereof; or
(ii) for any Lease that is an FMV Lease, the Equipment for which has been so returned to Lessor, such amounts as are provided for the lessee breach of a personal property lease under the Uniform Commercial Code of the jurisdiction specified in Section 5.11 (the "CODE"), using the Discount Rate to calculate present values for such purpose; or (iii) for any Lease that is not an FMV Lease, an amount equal to the present value, discounted at the Discount Rate, of the sum of all Rent and other payments remaining to be paid under such Lease through the Lease Term plus the applicable purchase option amount specified in Paragraph 7 of the Schedule; and (d) sell or re-lease any or all of the Equipment, through public or private sale or lease transactions, and apply the proceeds thereof to Lessee's obligations under such Leases or otherwise seek recovery in accordance with applicable provisions of the Code Lessee shall remain liable for any resulting deficiency and Lessor may retain any surplus it may realize in connection with an FMV Lease. The "DISCOUNT RATE" shall be the rate for U.S. Treasury obligations having a constant maturity of three months, as specified in the Federal Reserve Statistical Release H. 15 (or replacement publication) issued most recently prior to the date of termination of the Lease. Lessee shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and selling or leasing such Equipment and enforcing any obligations of Lessee pursuant to any Lease

                                V. MISCELLANEOUS

    5.1 PERFORMANCE OF LESSEE'S OBLIGATIONS. Upon Lessee's failure to pay any amount or perform any obligation under any Lease when due, Lessor shall have the right, but shall not be obligated, to pay such sum or perform such obligation, whereupon such sum or cost of such performance shall immediately become due and payable thereunder, with interest thereon at the Default Rate from the date such payment or performance was made.

    5.2 RIGHT TO USE. So long as no Event of Default exists, neither Lessor nor its assignee shall interfere with Lessee's right to use the Equipment under any Lease.

    5.3 ASSIGNMENT BY LESSOR. Lessor may assign or transfer any or all of Lessor's interest in this Agreement, any Lease. any Equipment or Rents, without notice to Lessee. Any assignee of Lessor shall have all of the rights, but none of the obligations (unless otherwise provided in the applicable assignment), of a "Lessor" under this Agreement and the applicable Lease, and Lessee agrees that it will not assert against any assignee any defense, counterclaim or


                                       6.

    5.15 APPENDIX. Any lease Appendix executed by Lessor and Lessee making reference to this Agreement is a part of and incorporated into this Agreement by this reference.

LESSEE, BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE, ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. EACH PERSON SIGNING BELOW ON BEHALF OF LESSEE REPRESENTS THAT HE OR SHE IS AUTHORIZED TO EXECUTE AND DELIVER THIS AGREEMENT ON BEHALF OF LESSEE.

LESSOR:                                 LESSEE:

CISCO SYSTEMS CAPITAL                   GREENLAND CORPORATION
CORPORATION

By:_______________________________      By:_______________________________
       (Authorized Signature)                   (Authorized Signature)


__________________________________      __________________________________
          (Name/Title)                             (Name/Title)


                                        By:_______________________________
                                                (Authorized Signature)


                                        __________________________________
                                                   (Name/Title)


                                       9.

[LOGO]

                              SCHEDULE NO. 001-000

                            MASTER AGREEMENT NO. 2539

THIS SCHEDULE NO. 001-000 (this "SCHEDULE") dated as of November 3, 1999, by and between CISCO SYSTEMS CAPITAL CORPORATION ("LESSOR"), having its principal place of business at 170 West Tasman Drive, Mailstop SJC2, 3rd Floor, San Jose, California 95134, fax number 408.525.5352, and GREENLAND CORPORATION ("LESSEE") having its principal place of business at 1935 Avenida Del Oro, Suite D, Oceanside, CA 92056, supplements that certain Master Agreement to Lease Equipment No. 2539 dated as of November 1, 1999 (the "AGREEMENT," and together with this Schedule, the "LEASE") between Lessor and Lessee, incorporated herein by this reference. Capitalized terms not otherwise defined herein have the meanings specified in the Agreement

1. EQUIPMENT DESCRIPTION. Quantity, manufacturer, model and serial number of the Equipment subject to this Schedule are as specified in the Invoice(s) referenced at Annex B hereto (collectively, the "INVOICE"). Unless otherwise specified in the applicable Invoice, the Equipment is new.

2. EQUIPMENT LOCATION. The Equipment shall at all times be installed or located at the location specified in Annex B or such other location as is permitted under the Agreement

3.  EQUIPMENT COST. The "EQUIPMENT COST" for any item of Equipment is the sum of
    (a) the equipment purchase price specified in the Invoice, plus (b) all taxes, shipping, insurance, installation, cabling, maintenance, software and related expenses to the extent paid or financed by Lessor in its discretion (collectively, "SOFT COSTS") and as may be reflected in Annex B hereto. The aggregate Equipment Cost for all Equipment under this Schedule is $39,120.00.

4. RENTAL PAYMENT AMOUNT. Based on the aggregate Equipment Cost above and the lease payment factor(s) set forth below, the monthly rental payment in respect of the Equipment is $1,916.28 ("RENT"):


               Equipment Rental Factor:                              3.95%
               Software Finance Factor:                              4.60%
               Maintenance Finance Factor:                           8.75%
               Integration Services Finance Factor:                   N/A

5. LEASE TERM. The "LEASE TERM" of this Lease shall begin on the Commencement Date and shall consist of an "ORIGINAL TERM" equal to 24 months and, if this is an FMV Lease (as defined in Paragraph 8), the Original Term shall automatically be extended on a month-to-month basis (each, an "EXTENDED TERM") unless either party notifies the other not later than 30 days prior to the end of the Lease Term or any extension thereof of its election not to extend such lease term or extended term. If this is not an FMV Lease, the Lease Term shall end at the end of the Original Term. The "COMMENCEMENT DATE" of this Lease shall be the earlier to occur of (i) the execution date specified in the certificate of acceptance, if any, delivered by Lessee ("CERTIFICATE OF ACCEPTANCE") relating to the Equipment or if the Equipment is delivered in multiple shipments, relating to the last item of Equipment delivered to Lessee. Notwithstanding any provision to the contrary contained in any Lease Document, Lessee shall be deemed to have irrevocably accepted, for purposes of the Lease, the Equipment on the Commencement Date. Lessee agrees to complete, sign and return to Lessor any Certificate of Acceptance sent to Lessee, promptly upon Lessee's receipt and acceptance of the relevant Equipment.


                                       1.

                                     ANNEX B

                                       TO

                              SCHEDULE NO. 001-000

                                       TO

                            MASTER AGREEMENT NO. 2539

                      EQUIPMENT INVOICES, COST AND LOCATION


As set forth below:

                See attached for equipment invoices and location.


                                      B-1